Exhibit 10.6

FIRST AMENDMENT TO
THE OPERATING AGREEMENT OF
RIGGS CAPITAL PARTNERS II, LLC

a Delaware Limited Liability Company

         THIS FIRST AMENDMENT is entered into as of January 1, 2002 (the “First Amendment”), by and between RIGGS NATIONAL CORPORATION (the “Managing Member” and a “Member”) and RCP INVESTMENTS II, LLC (a “Member”) amending the Operating Agreement of RIGGS CAPITAL PARTNERS II, LLC, a Delaware limited liability company (the “Company”), dated as of the 1st day of October, 2000 (the “Original Agreement” or the “Operating Agreement”).

WITNESSTH

         WHEREAS, the sole Members of the Company are Riggs National Corporation and RCP Investments II, L.L.C.;

         WHEREAS, the Members wish to amend the Original Agreement to designate RCP Ventures Management Inc., a Delaware corporation, as the Investment Advisor to the Company;

         WHEREAS, RCP Ventures Management Inc. and the Members have executed an Agreement of Joinder of even date herewith whereby RCP Ventures Management Inc. has acknowledged and agreed to be bound by the terms of the Operating Agreement pertaining to Investment Advisors and;

         WHEREAS, the Members wish to amend the Original Agreement to revise Schedule A to correctly mirror the terms of Schedule A in Riggs Capital Partners, LLC (the first fund);

         WHEREAS, the Members wish to amend Section 5.9 of the Original Agreement to state that the compensation to be paid to the Investment Advisor will be equal to $600,000 per year or 2% of $30,000,000;

         WHEREAS, the Members wish to amend the Original Agreement to further revise Schedule A to state that the Maximum Additional Capital Contribution as specified therein shall not exceed $26,388,635; notwithstanding that said Maximum Additional Capital Contribution of Riggs Capital Partners II, LLC, when combined with the Maximum Additional Capital Contribution of Riggs Capital Partners, LLC (as reflected in the Amended Schedule A of the Third Amendment to Operating Agreement of Riggs Capital Partners, LLC dated January 1, 2002), shall be combined not exceed a total of $35,787,748;

         WHEREAS, the Members wish to amend the Original Agreement to ensure that that the Special Member shall not receive distribution until such time as the Investment Accounts of all Members of Riggs Capital Partners, LLC equal zero and the Unpaid Priority Returns of all Members of RCP Capital Partners, LLC also equal zero.

         NOW, THEREFORE, in consideration of the premises and mutual promises hereinafter set forth, the parties hereto do hereby amend the Original Agreement as follows:

1.	Section 1.24 of the Original Agreement, is hereby superceded and replaced in its entirety with the following:

“Investment Advisor” shall mean RCP Ventures Management Inc., or such other person as may hereafter be designated as investment advisor to the Company.

2.	Schedule A to the Original Agreement is hereby superceded and replaced in its entirety with Schedule A attached hereto.

3.	The following is appended to Section 6.1 of the Original Agreement:

(iv) However, no amounts stipulated by the terms of Section 6.1 will be distributed to the Special Member until such time as:

(a)	The Investment Accounts of all Members of Riggs Capital Partners, LLC (“RCP I”) equal zero; and

(b)	The Unpaid Priority Returns of all Members of RCP I also equal zero.

Until such time as both conditions in Sections 6.1.(iv)(a) and 6.1.(iv)(b) are satisfied, any distributions otherwise due to the Special Member shall be held in escrow (“Special Member Escrow”) by the Company. Upon satisfaction in full of the conditions of 6.1.(iv)(a) and 6.1.(iv)(b), then the Special Member Escrow shall immediately be released to the Special Member.

If, upon the winding up, dissolution, or liquidation of Riggs Capital Partners II, LLC, the conditions of Sections 6.1.(iv)(a) and 6.1.(iv)(b) have not been met, and an amount remains in the Special Member Escrow, then the following conditions shall apply:

(c)	If the total amount held in the Special Member Escrow is less than or equal to the sum of the Investment Accounts of all Members of RCP I plus the Unpaid Priority Return of all Members of RCP I, then the Managing Member shall immediately distribute all Special Member Escrow funds to the Members of RCP I in proportion to these Members current Capital Accounts.

(d)	If the total amount held in the Special Member Escrow is greater than the sum of the Investment Accounts of all Members of RCP I plus the Unpaid Priority Return of all Members of RCP I, then the

Managing Member shall immediately distribute Special Member Escrow funds to the Members of RCP I in amount equal to the sum of the Investment Accounts of all Members of RCP I plus the Unpaid Priority Return of all Members of RCP I. This amount will be distributed in proportion to the Members of RCP I’s current Capital Accounts.

Any remaining funds in the Special Member Escrow will then be distributed immediately to the Special Member.

4.	Section 5.9 of the Original Agreement is hereby amended such that the Investment Adviser shall hereafter be entitled to a management fee equal to Two Percent (2%) of $30,000,000 or Six Hundred Thousand Dollars ($600,000) per annum.

5.	Except as specifically provided herein, the Original Agreement shall remain in full force and effect. This First Amendment may be executed in any number of counterparts, all of which shall constitute a single instrument. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

         IN WITNESS WHEREOF, the undersigned have set their hands as of the day and year first above written.

Managing Member:	Member:

RIGGS NATIONAL CORPORATION	RCP INVESTMENTS II, LLC

By:	/s/ Timothy C. Coughlin	By:	/s/ J. Carter Beese, Jr.

	Timothy C. Coughlin, President		J. Carter Beese, Jr., its General Partner

AMENDED SCHEDULE A

MEMBERS OF RIGGS CAPITAL PARTNERS, LLC

Members

		Maximum
Members' Names	Initial Capital	Additional Capital		Profits
And Addresses	Contribution	Contribution[1]	Capital Interest	Interest

Riggs National Corporation 800 17th Street, N.W Washington, D.C. 20006	$500	$26,125,239	99%	79.2%

RCP Investments II, LLC 800 17th Street, N.W Washington, D.C. 20006 Attn: J. Carter Beese	$500	$263,396	1%	20.8%

[1]	However, Maximum Additional Capital Contribution of Riggs Capital Partners II, LLC, when combined with the Maximum Additional Capital Contribution of Riggs Capital Partners, LLC (as reflected in the Amended Schedule A of the Third Amendment to Operating Agreement of Riggs Capital Partners, LLC dated January 1, 2002), shall combined not exceed a total of $35,787,748.

JOINDER TO
THE OPERATING AGREEMENT OF
RIGGS CAPITAL PARTNERS II, LLC

         Concurrently with the execution of the First Amendment to the Operating Agreement of Riggs Capital Partners II, LLC (the “Operating Agreement”), RCP Ventures Management Inc. has executed this Joinder thereto.

WITNESSTH

         WHEREAS, RCP Ventures Management Inc. was formed to provide certain investment and management services to Riggs Capital Partners, LLC (“Fund I”) and Riggs Capital Partners II, LLC (“Fund II”) in exchange for equitable compensation;

         WHEREAS, the above mentioned investment and management services have been provided prior to the execution of this Joinder to Fund I by RCP Investments, LLC (“Investments I”) and Fund II by RCP Investments II, LLC (“Investments II”);

         WHEREAS, the members of Fund II, being Riggs National Corporation and Investments II (the “Members”), who are the parties to the Operating Agreement dated as of October 1, 2000, have concurrently with the execution of this Joinder, executed the First Amendment to the Operating Agreement (the “First Amendment”), which designated RCP Ventures Management Inc. as the Investment Advisor (as that term is defined in such agreement) to Fund II;

         WHEREAS, Fund II and Investments II, who are the parties to the Investment and Management Agreement dated as of December 1, 2000, have concurrently herewith executed the First Amendment to such agreement which designated RCP Ventures Management Inc. as the Management Company (as that term is defined in such agreement) for Fund II, and concurrently herewith, RCP Ventures Management Inc. executed a Joinder to the Investment and Management Agreement; and

         WHEREAS, Riggs Bank N.A. and Investments I, who are parties to the Operating and Services Agreement dated as of December 1, 2000, and along with Investments II are parties to the First Amendment thereto dated as of December 1, 2000, have all concurrently herewith executed the Second Amendment to such agreement which designated RCP Ventures Management Inc. as the Management Company (as that term is defined in such agreement).

         NOW THEREFORE, in consideration of the actions taken that are listed above and the premises hereinafter set forth:

         The undersigned, RCP Ventures Management Inc., hereby executes this Joinder and in so doing agrees to be bound by the terms and conditions applicable to the Investment Advisor (as that term is defined in the Operating Agreement) and shall for such purposes be deemed a party to the Operating Agreement and the First Amendment thereto.

Dated: January 1, 2002

RCP Ventures Management Inc.

By:	/s/ J. Carter Beese, Jr.

J. Carter Beese, Jr. Chairman & Chief Executive Officer